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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 5, 1997 (August 5,
                                    1997)



                            MARSH SUPERMARKETS, INC.
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             (Exact name of registrant as specified in its charter)


                  Indiana                                 000-01532                    35-0918179
----------------------------------------------      ---------------------          ------------------
(State or other jurisdiction of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                   Identification No.)



9800 Crosspoint Boulevard, Indianapolis, Indiana                 46256-3350
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   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (317) 594-2100



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.   Other Events
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         See attached press release.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibit:

         99       Press Release dated August 5, 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MARSH SUPERMARKETS, INC.


Date: August 5, 1997          By:  /s/ Douglas W. Dougherty
                                 --------------------------
                                     Douglas W. Dougherty
                                     Vice President, Chief Financial Officer and
                                     Treasurer




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                                  EXHIBIT INDEX



   No.                                    Exhibit
---------          -------------------------------------------------------------
   99              Press Release dated August 5, 1997.